SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              Amendment No. 2 of Form 8-K filed on April 18, 2002

Commission         Registrant; State of Incorporation;        I.R.S. Employer
File Number           Address; and Telephone Number           Identification No.
-----------        -----------------------------------       ------------------

333-21011              FIRSTENERGY CORP.                         34-1843785
                       (An Ohio Corporation)
                       76 South Main Street
                       Akron, Ohio  44308
                       Telephone (800)736-3402

Item 4.  Changes in Registrant's Certifying Accountant

(a)   Previous independent accountant

   (i) On April 11, 2002, Arthur Andersen LLP was dismissed as the independent accountant for FirstEnergy Corp. and its wholly owned subsidiaries effective with the completion of the 2001 audits and related regulatory filings. On May 1, 2002, FirstEnergy filed its Form U5S with the Securities and Exchange Commission under the Public Utility Holding
         Company Act of 1935. This completed FirstEnergy's regulatory filings for 2001.

   (ii) Except for the modification to FirstEnergy Corp.'s 2001 audit report to identify its change in accounting principle for the adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, effective January 1, 2001, the reports of Arthur Andersen LLP on the financial statements of FirstEnergy for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

   (iii) In connection with the audits for the two most recent fiscal years and through May 1, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

   (iv) During the two most recent fiscal years and through May 1, 2002, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

   (v) FirstEnergy has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. A copy of such letter, dated May 9, 2002, is filed as Exhibit 16 to this Form 8-K/A.

(b)   New independent accountant

    On April 11, 2002, FirstEnergy appointed PricewaterhouseCoopers LLP as its new independent accountant effective for the first quarter of 2002. During the two most recent fiscal years and through April 11, 2002, FirstEnergy has not consulted with PricewaterhouseCoopers LLP regarding either:

    (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on FirstEnergy's financial statements, and neither a written report was provided to FirstEnergy or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by FirstEnergy in reaching a decision as to the accounting, auditing or financial reporting issue; nor

    (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Exhibits

Exhibit No.                  Description
-----------                  -----------

   16 Arthur Andersen LLP letter to the Securities and Exchange Commission regarding the change in certifying accountant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


May 9, 2002



                                             FIRSTENERGY CORP.
                                             ----------------
                                                Registrant




                                           /s/ Harvey L. Wagner
                                        ----------------------------
                                               Harvey L. Wagner
                                        Vice President and Controller